EXHIBIT 10.25

                      ADDENDUM TO LEASE 72003013-AE
                                        -----------

                  MISDIRECTED INVOICE AGREEMENT BETWEEN

                       SUNRISE LEASING CORPORATION
                               AS "LESSOR"

                                   AND

                       NETVOICE TECHNOLOGIES, INC.
                               AS "LESSEE"

                        DATED:  NOVEMBER 5, 1999


Pursuant to the aforementioned lease agreement by and between NETVOICE TECHNOLOGIES, INC. as Lessee and Sunrise Leasing Corporation, (as Lessor); Lessee and Lessor mutually agreed that the subject leased personal property would be ordered by Lessor and purchased from the equipment vendor with said vendor directly invoicing Lessor. In that, said Vendor erroneously invoiced Lessee, said invoice has not been paid by Lessee but rather has been forwarded to Lessor. It was not the intention of Lessee to acquire any rights, title or interest in the subject equipment. Lessee waives any rights, title and interest in and to the following personal property that may have accrued to Lessee as a result of the aforementioned erroneous invoicing and acknowledged that upon Lessor's remittance of payment in full of said invoice, less charges for non-tangibles such as transportation, installation and taxes which are the responsibility of Lessee, Lessor shall take right, title and interest in said personal property as lawful owner:

LESSOR:  SUNRISE LEASING CORPORATION    LESSEE: NETVOICE TECHNOLOGIES, INC.


_____________________________________   __________________________________

BY:__________________________________   BY:_______________________________

TITLE:_______________________________   TITLE:____________________________

DATE:________________________________   DATE:_____________________________

CISCO SYSTEMS CAPITAL CORP.             MASTER LEASE NUMBER
5500 Wayzata Blvd., Suite 725
Golden Valley, MN  55416-1242           EQUIPMENT SCHEDULE
Tel. 800/928-2349 FAX 612/513-3299

              EQUIPMENT SCHEDULE FOR MASTER LEASE AGREEMENT

The Equipment listed on this Equipment Schedule is subject to the applicable Master Lease Agreement and all the conditions and terms stated therein.

Equipment Location
13747 Montfort, #101     Dallas    TX        75240     Dallas
________________________________________________________________
Street Address           City      State     Zip       County


Qty.      MODEL #AND DESCRIPTION
----      ----------------------
20 AS53-CC-48VOXD High Density Voice Feature Card w/48 Ch

PURCHASE OPTIONS    __ Fair Market Value
                    __ Other ________________

The Purchase Option terms and conditions are listed in Section 7 of the Master Lease Agreement

SALES TAX OPTIONS:  __ Each lease payment is subject to sales tax
                    __ Total sales tax required in advance
                    __ Exempt Certificate Attached
                         (subject to local tax regulations)

LEASE TERM                    ____________ MONTHS

PAYMENT SCHEDULE
MONTHLY LEASE PAYMENT         ____________/month*
                         (Excludes Applicable Taxes)
                         Automatic Bank Payments (ACH)


ADVANCE PAYMENT               ____________
                         (Includes Applicable Taxes)

REMAINING MONTHLY PAYMENTS    _____________
                         (Excludes Applicable Taxes)

SECURITY DEPOSIT (If Any)     _____________

LESSEE HAS READ AND IS SUBJECT TO THE CONDITIONS SET FORTH ON THE MASTER LEASE.

IN WITNESS WHEREOF LESSEE HAS HEREBY EXECUTED THIS NON-CANCELABLE LEASE THIS ____ DAY OF __________ 200_.

NAME OF LESSEE NETVOICE            LESSOR: SUNRISE LEASING CORPORATION
TECHNOLOGIES, INC.

SIGNED_________________ DATE_____  SIGNED_______________________

NAME AND TITLE___________________  DATE_________________________